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                                                                    Exhibit 10.2

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

          This First Amendment to Stock Purchase Agreement (the "Amendment") is entered into on March 14, 2003, by and among Knowledge Schools, Inc., a Delaware corporation ("Holdings"), Children's Discovery Centers of America, Inc., a Delaware corporation, to be renamed Knowledge Learning Corporation (the "Buyer"), and ARAMARK Corporation, a Delaware corporation (the "Parent"), ARAMARK Organizational Services, Inc., a Delaware corporation (the "Seller"), and ARAMARK Educational Resources, Inc., a Delaware corporation (the "Company"). The Buyer, the Parent, the Seller and the Company are sometimes referred to herein collectively as the "Parties" or individually as a "Party."

                                    RECITALS

     A. WHEREAS, the Parties have entered into that certain Stock Purchase Agreement dated as of March 3, 2003 (the "Agreement"); and

     B. WHEREAS, the Parties desire to modify the Agreement in certain respects and to clarify certain of their obligations thereunder and have agreed to enter into the following Amendment.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

          1. The first sentence of Section 5(b)(ii) is amended in its entirety and shall read: "As promptly as practicable, and in any event not later than on March 24, 2003, the Buyer and the Seller shall file with the Federal Trade Commission and the Antitrust Division of the Department of Justice the notifications and other information required to be filed under the Hart-Scott-Rodino Act with respect to the transactions contemplated hereby."

          2. Except as expressly provided in this Amendment, the Agreement remains unmodified and in full force and effect in accordance with its terms.

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          IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first above written.

                                      KNOWLEDGE SCHOOLS, INC.

                                      By:    /s/ ADAM COHN
                                             -----------------------------------
                                      Title: Adam Cohn, Vice President

                                      CHILDREN'S DISCOVERY CENTERS OF
                                      AMERICA, INC. (to be renamed Knowledge
                                      Learning Corporation)

                                      By:    /s/ ADAM COHN
                                             -----------------------------------
                                      Title: Adam Cohn, Vice President

                                      ARAMARK CORPORATION

                                      By:    /s/ BARBARA A. AUSTELL
                                             ----------------------
                                      Title: Senior Vice President, Finance and
                                             ----------------------------------
                                             Treasurer
                                             ---------

                                      ARAMARK ORGANIZATIONAL SERVICES, INC.

                                      By:    /s/ BARBARA A. AUSTELL
                                             ----------------------
                                      Title: Vice President
                                             ----------------------

                                      ARAMARK EDUCATIONAL RESOURCES, INC.

                                      By:    /s/ JOHN J. WHEATLEY
                                             ----------------------
                                      Title: President
                                             ----------------------

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